UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2009
USG Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3673

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 436-4000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)
On May 13, 2009, the Registrant’s Board of Directors amended Article IV, Section I of the Registrants’ By-Laws, which designates the standing committees of the Board, in connection with the Board’s decision to eliminate the Corporate Affairs Committee of the Board and reallocate its responsibilities among the Board and other Board committees.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 3.1	Amended and Restated By-Laws of the Registrant, dated as of May 13, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
Date: May 19, 2009	By:	/s/ Stanley L. Ferguson
Stanley L. Ferguson
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 3.1	Amended and Restated By-Laws of the Registrant, dated as of May 13, 2009